Exhibit 10.36


                           MANAGEMENT LETTER (LOCK-UP)



                                                     June 26, 2002


First Look Media, Inc.
8000 Sunset Boulevard, Penthouse East
Los Angeles, California 90046

Ladies and Gentlemen:

         To reflect management's commitment to the success of First Look Media, Inc. ("Company"), each of the undersigned, a significant stockholder of the Company ("Holder(s)"), agrees that, in consideration of each of the other Holders executing this letter agreement, each Holder will not directly or indirectly, without the prior written consent of two executive officers of the
Company:

(A) sell, offer or contract to sell, grant any option or warrant for the sale of, assign, transfer, pledge, hypothecate, or otherwise encumber or dispose of any legal or beneficial interest in any shares of common stock, $.001 par value, of the Company ("Common Stock"), any securities convertible into or exercisable or exchangeable for shares of Common Stock, or any warrants, options, or other rights to purchase, subscribe for, or otherwise acquire any shares of Common Stock (including, without limitation, any such shares, securities or rights that may be deemed to be beneficially owned by the undersigned in accordance with the Rules and Regulations of the Securities and Exchange Commission ("Commission")) (collectively, the "Restricted Securities"); or

(B) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly the economic consequence of ownership of any Common Stock, whether such swap transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise.

for a period of one year commencing the date of this letter and ending on June 25, 2002.

         Notwithstanding the foregoing, each Holder may transfer any or all of the Restricted Securities, either during the Holder's lifetime or on the Holder's death, by gift, will or interstate succession, to the Holder's "family member" or to trusts, family limited partnerships and similar entities for the benefit of the Holder or the Holder's "family members"; provided, however, that in any such case it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding the Restricted Securities subject to the provision of this letter agreement, and there shall be no further transfer of the Restricted Securities except in accordance with this letter agreement. For purposes of this paragraph, "family member" shall mean spouse, lineal descendants, stepchildren, father, mother, brother or sister of the transferor or of the transfer's spouse.



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         This letter agreement will be legally binding on each of the Holders and on each of their heirs, successors, executors, administrators, conservators and permitted assigns, executed as an instrument governed by the internal laws of the State of Delaware.


Very truly yours,

ROSEMARY STREET PRODUCTIONS, LLC


By:                                         Address:
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Name:
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Title:
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MRCo., Inc.


By:                                         Address:
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Name:
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Title:
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                                            Address:
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ROBERT LITTLE, individually
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                                            Address:
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ELLEN LITTLE, individually
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